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                                CASH TRANSACTIONS



                               CABCO TR FOR FLORIDA
                               POWER AND LIGHT


December 1, 2000               Receipt of Interest on            $881,250.00
                               Florida Power and Light
                               7.05%



December 1, 2000               Funds Disbursed to
                               Holders of CABCO
                               Trust Certificates                $881,250.00